Exhibit 99.2

Supplemental Financial Information

Second Quarter 2023

Financial information in this document prior to the second quarter of 2023 has been revised from the information originally included in the first quarter 2023 financial supplement furnished as an exhibit to the 8-K filed on May 8, 2023 and corrects certain immaterial misstatements identified in the prior period results related to the accounting of the Company’s Term Life Insurance segment under LDTI.

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7-8
Segment operating results
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Senior Health segment - financial results, financial analysis, and key statistics	13
Corporate & Other Distributed Products segment - financial results	14
Investment portfolio	15-17
Five-year historical key statistics	18

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2022.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2023

This document is a financial supplement to our second quarter 2023 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

• Operating adjustments exclude the impact of investment gains/losses, including credit impairments, mark-to-market (MTM) investment adjustments, transaction-related expenses/recoveries associated with the purchase of e-TeleQuote Insurance, Inc. and subsidiaries (collectively, “e-TeleQuote”), adjustments to share-based compensation expense for shares exchanged in the business combination, and non-cash goodwill impairment charges. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated the Company's insurance operations. We exclude e-TeleQuote transaction-related expenses/recoveries and non-cash goodwill impairment charges in our non-GAAP financial measures as such expenses are non-recurring items that will cause incomparability between period-over-period results. We exclude adjustments to share-based compensation expense for shares exchanged in the business combination to eliminate period-over-period fluctuations that may obscure comparisons of operating results primarily due to the volatility of changes in the fair value of shares which were acquired for no additional consideration. Adjusted operating income before income taxes and adjusted net operating income exclude income attributable to the noncontrolling interest to present only the income that is attributable to stockholders of the Company.

• Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

• IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2023, we adopted FASB ASU 2018-12 "Targeted Improvements to the Accounting for Long-Duration Contracts" (or "LDTI"). The impact of LDTI on our financial statements is significant, as it requires us to make changes to the way we calculate future policy benefit reserves on our term life insurance product and discontinued product lines issued by our New York subsidiary. LDTI also requires changes to the way we amortize deferred acquisition costs for these products as well as Canadian Segregated funds. We have restated our 12/31/2021 balance sheet and 2022 financial statements in this document as it was necessary to present historical periods on a comparable basis with future period results

Also effective January 1, 2023, we no longer allocate a portion of net investment income to the Term Life Insurance segment, and all net investment income will be recorded in the Corporate & Other Distributed Products segment. As such, we have retrospectively restated for comparison purposes the 2022 income statements in this document for the Term Life Insurance and Corporate and Other Distributed Product Segments.

In this document, we have also included estimated term life issued policy counts by quarter for 2022 adjusting issued policies to a single life per policy basis to facilitate comparisons going forward.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful. Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Jun 30, 2023	Sep 30, 2023	Dec 31, 2023
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,277,830	$3,191,154	$3,048,974	$2,981,598	$3,141,919	$3,246,388	$3,226,056
Securities held to maturity	1,379,100	1,390,310	1,415,940	1,433,760	1,444,920	1,460,000	1,433,520
Total investments and cash	4,656,930	4,581,464	4,464,914	4,415,358	4,586,839	4,706,388	4,659,576
Due from reinsurers	4,239,627	3,716,686	3,386,120	3,190,157	3,209,540	3,217,354	3,084,520
Deferred policy acquisition costs	2,956,650	3,029,551	3,083,905	3,128,511	3,188,502	3,250,753	3,319,844
Goodwill	179,154	179,154	187,707	127,707	127,707	127,707	127,707
Other assets	1,363,612	1,249,598	1,213,620	1,202,072	1,223,120	1,191,286	1,201,266
Separate account assets	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968	2,358,823
Total assets	$16,195,964	$15,453,343	$14,695,254	$14,270,413	$14,641,423	$14,823,457	$14,751,736

Liabilities:
Future policy benefits	$8,594,476	$7,332,290	$6,606,150	$6,094,187	$6,297,911	$6,561,624	$6,491,564
Other policy liabilities	1,103,642	1,108,047	999,789	1,005,195	1,037,440	996,747	970,198
Income taxes	15,311	95,424	168,160	218,441	204,017	201,850	169,487
Other liabilities	669,631	683,865	646,660	659,582	626,773	659,734	642,149
Debt obligations	607,102	598,303	592,504	592,705	592,905	593,106	593,307
Surplus note	1,378,585	1,389,811	1,415,457	1,433,293	1,444,469	1,459,565	1,433,101
Payable under securities lending	94,529	93,171	96,603	80,754	100,938	74,452	77,643
Separate account liabilities	2,799,992	2,696,891	2,358,987	2,206,608	2,305,717	2,329,968	2,358,823
Total liabilities	15,263,269	13,997,803	12,884,310	12,290,764	12,610,170	12,877,046	12,736,272

Redeemable noncontrolling interest	$7,271	$4,616	$2,233	$—	$—	$—	$—

Stockholders’ equity:
Common stock ($0.01 par value) (1)	394	388	378	370	368	364	358
Paid-in capital	5,224	(0)	(0)	(0)	(0)	—	—
Retained earnings	2,085,665	2,098,037	2,085,823	2,053,285	2,153,617	2,177,428	2,190,223
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)	(226,250)
Effect of change in discount rate assumptions on the liability for future policy benefits	(1,238,180)	(592,910)	(104,078)	195,520	130,416	(11,966)	55,386
Cumulative translation adjustment	8,547	11,847	2,336	(16,614)	(12,279)	(11,259)	(4,253)
Total stockholders’ equity (2)	925,425	1,450,923	1,808,712	1,979,648	2,031,253	1,946,411	2,015,464
Total liabilities and stockholders' equity	$16,195,964	$15,453,343	$14,695,254	$14,270,413	$14,641,423	$14,823,457	$14,751,736

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$925,425	$1,450,923	$1,808,712	$1,979,648	$2,031,253	$1,946,411	$2,015,464
Less: Net unrealized gains (losses)	63,775	(66,439)	(175,746)	(252,913)	(240,869)	(208,157)	(226,250)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	(1,238,180)	(592,910)	(104,078)	195,520	130,416	(11,966)	55,386
Adjusted stockholders’ equity	$2,099,830	$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533	$2,186,328

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period		$2,099,830	$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533
Net Income attributable to Primerica, Inc.		117,829	127,956	79,561	146,721	128,099	144,504
Shareholder dividends		(21,645)	(21,178)	(20,571)	(20,389)	(23,910)	(23,598)
Retirement of shares and warrants		(103,862)	(127,963)	(97,515)	(32,098)	(96,323)	(112,606)
Net foreign currency translation adjustment		3,300	(9,511)	(18,949)	4,335	1,020	7,005
Other, net		14,820	8,961	5,979	6,096	15,941	4,490
Balance, end of period		$2,110,271	$2,088,536	$2,037,041	$2,141,707	$2,166,533	$2,186,328

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period		$2,956,650	$3,029,551	$3,083,905	$3,128,511	$3,188,502	$3,250,753
General expenses deferred		9,519	9,321	9,726	9,283	10,777	10,692
Commission costs deferred		123,739	119,794	119,734	113,479	118,386	119,676
Amortization of deferred policy acquisition costs		(63,854)	(64,830)	(66,077)	(66,867)	(67,923)	(68,110)
Foreign currency impact and other, net		3,496	(9,930)	(18,777)	4,095	1,011	6,833
Balance, end of period		$3,029,551	$3,083,905	$3,128,511	$3,188,502	$3,250,753	$3,319,844

(1)
Outstanding common shares exclude restricted stock units.
(2)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

															YOY Q2							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2022		Q2 2022		Q3 2022		Q4 2022		Q1 2023		Q2 2023		Q3 2023	Q4 2023	$ Change		% Change	YTD 2022		YTD 2023		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525		36,215,232				(2,170,288)		-5.7%	38,800,954		36,461,013		(2,339,941)		-6.0%

Net income attributable to Primerica, Inc.	$117,829		$127,956		$79,561		$146,721		$128,099		$144,504				$16,548		12.9%	$245,785		$272,603		$26,818		10.9%
Less income attributable to unvested participating securities	(488)		(566)		(375)		(703)		(579)		(609)				(43)		-7.6%	(1,052)		(1,190)		(138)		-13.1%
Net income used in computing basic EPS	$117,341		$127,390		$79,186		$146,019		$127,520		$143,896				$16,505		13.0%	$244,733		$271,413		$26,680		10.9%
Basic earnings per share	$2.99		$3.32		$2.12		$3.95		$3.47		$3.97				$0.65		19.7%	$6.31		$7.44		$1.14		18.0%

Adjusted net operating income	$119,744		$130,710		$141,682		$144,805		$131,883		$145,407				$14,696		11.2%	$250,454		$277,290		$26,836		10.7%
Less operating income attributable to unvested participating securities	(496)		(578)		(668)		(694)		(596)		(612)				(34)		-5.9%	(1,072)		(1,210)		(138)		-12.9%
Adjusted net operating income used in computing basic operating EPS	$119,248		$130,132		$141,014		$144,111		$131,288		$144,794				$14,662		11.3%	$249,382		$276,080		$26,698		10.7%
Basic adjusted operating income per share	$3.04		$3.39		$3.77		$3.90		$3.58		$4.00				$0.61		17.9%	$6.43		$7.57		$1.14		17.8%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	39,221,003		38,385,520		37,438,254		36,973,967		36,709,525		36,215,232				(2,170,288)		-5.7%	38,800,954		36,461,013		(2,339,941)		-6.0%
Dilutive impact of contingently issuable shares	110,941		115,058		102,810		107,245		94,123		74,712				(40,346)		-35.1%	113,000		84,418		(28,582)		-25.3%
Shares used to calculate diluted EPS	39,331,944		38,500,578		37,541,064		37,081,212		36,803,648		36,289,944				(2,210,634)		-5.7%	38,913,954		36,545,431		(2,368,523)		-6.1%

Net income attributable to Primerica, Inc.	$117,829		$127,956		$79,561		$146,721		$128,099		$144,504				$16,548		12.9%	$245,785		$272,603		$26,818		10.9%
Less income attributable to unvested participating securities	(487)		(564)		(374)		(701)		(577)		(608)				(43)		-7.6%	(1,050)		(1,188)		(138)		-13.1%
Net income used in computing diluted EPS	$117,342		$127,392		$79,187		$146,020		$127,521		$143,897				$16,505		13.0%	$244,735		$271,415		$26,680		10.9%
Diluted earnings per share	$2.98		$3.31		$2.11		$3.94		$3.46		$3.97				$0.66		19.8%	$6.29		$7.43		$1.14		18.1%

Adjusted net operating income	$119,744		$130,710		$141,682		$144,805		$131,883		$145,407				$14,696		11.2%	$250,454		$277,290		$26,836		10.7%
Less operating income attributable to unvested participating securities	(495)		(577)		(666)		(692)		(595)		(611)				(35)		-6.0%	(1,070)		(1,208)		(138)		-12.9%
Adjusted net operating income used in computing diluted operating EPS	$119,249		$130,134		$141,016		$144,113		$131,289		$144,795				$14,662		11.3%	$249,384		$276,082		$26,698		10.7%
Diluted adjusted operating income per share	$3.03		$3.38		$3.76		$3.89		$3.57		$3.99				$0.61		18.0%	$6.41		$7.55		$1.15		17.9%

															YOY Q2							YOY YTD
	Q1 2022		Q2 2022		Q3 2022		Q4 2022		Q1 2023		Q2 2023				$ Change		% Change	YTD 2022		YTD 2023		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity (1)	$1,188,174		$1,629,817		$1,894,180		$2,005,451		$1,988,832		$1,980,938				$351,120		21.5%	$1,408,996		$1,984,885		$575,889		40.9%
Average adjusted stockholders' equity (1)	$2,105,050		$2,099,404		$2,062,789		$2,089,374		$2,154,120		$2,176,431				$77,027		3.7%	$2,102,227		$2,165,275		$63,048		3.0%

Net income attributable to Primerica, Inc. return on stockholders' equity	39.7%		31.4%		16.8%		29.3%		25.8%		29.2%				-2.2%		nm	34.9%		27.5%		-7.4%		nm
Net income attributable to Primerica, Inc. return on adjusted stockholders' equity	22.4%		24.4%		15.4%		28.1%		23.8%		26.6%				2.2%		nm	23.4%		25.2%		1.8%		nm

Adjusted net operating income return on adjusted stockholders' equity	22.8%		24.9%		27.5%		27.7%		24.5%		26.7%				1.8%		nm	23.8%		25.6%		1.8%		nm

Capital Structure
Debt-to-capital (2)	29.2%		24.7%		23.0%		22.6%		23.4%		22.7%				-1.9%		nm	24.7%		22.7%		-1.9%		nm
Debt-to-capital, excluding AOCI (2)	22.2%		22.1%		22.4%		21.6%		21.4%		21.3%				-0.8%		nm	22.1%		21.3%		-0.8%		nm

Cash and invested assets to stockholders' equity	3.2	x	2.5	x	2.2	x	2.3	x	2.4	x	2.3	x			(0.2	x)	nm	2.5	x	2.3	x	(0.2	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.1	x	2.2	x	2.1	x	2.2	x	2.1	x			(0.0	x)	nm	2.1	x	2.1	x	(0.0	x)	nm

Share count, end of period (3)	38,751,885		37,768,052		37,026,600		36,824,428		36,407,876		35,845,525				(1,922,527)		-5.1%	37,768,052		35,845,525		(1,922,527)		-5.1%
Adjusted stockholders' equity per share	$54.46		$55.30		$55.02		$58.16		$59.51		$60.99				$5.69		10.3%	$55.30		$60.99		$5.69		10.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1				nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-				nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+				nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1				nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-				nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-				nm		nm	nm		nm		nm		nm

(1)
Reflects the company's permanent stockholders' equity and does not include temporary stockholders' equity.
(2)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(3)
Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$798,666	$808,894	$810,079	$812,481	$817,872	$828,296			$19,402	2.4%	$1,607,560	$1,646,169	$38,609	2.4%
Ceded premiums	(399,885)	(419,048)	(404,870)	(406,088)	(405,347)	(425,266)			(6,218)	-1.5%	(818,933)	(830,613)	(11,680)	-1.4%
Net premiums	398,781	389,846	405,209	406,393	412,525	403,030			13,184	3.4%	788,626	815,555	26,929	3.4%
Net investment income	18,905	21,284	24,346	28,530	31,065	32,398			11,114	52.2%	40,189	63,462	23,273	57.9%
Commissions and fees:
Sales-based (1)	103,242	88,701	67,962	66,473	72,388	74,958			(13,743)	-15.5%	191,942	147,346	(44,596)	-23.2%
Asset-based (2)	113,112	108,101	107,483	105,357	111,904	113,335			5,234	4.8%	221,213	225,239	4,027	1.8%
Account-based (3)	21,541	22,592	22,910	23,348	22,790	23,095			503	2.2%	44,134	45,886	1,752	4.0%
Other commissions and fees	13,905	21,294	27,113	31,542	24,464	21,742			447	2.1%	35,200	46,206	11,006	31.3%
Investment (losses) gains	751	(1,892)	(2,699)	2,846	(4,608)	(328)			1,564	82.7%	(1,141)	(4,936)	(3,794)	nm
Other, net	20,988	18,755	20,964	22,451	19,508	20,155			1,399	7.5%	39,744	39,663	(81)	-0.2%
Total revenues	691,225	668,681	673,288	686,940	690,036	688,385			19,704	2.9%	1,359,906	1,378,422	18,515	1.4%
Benefits and expenses:
Benefits and claims	163,584	148,369	159,395	161,055	163,267	148,911			542	0.4%	311,953	312,179	226	0.1%
Future policy benefits remeasurement (gain)/loss	(745)	(100)	1,514	958	559	(1,867)			(1,766)	nm	(845)	(1,308)	(462)	-54.7%
Amortization of DAC	63,854	64,830	66,077	66,867	67,923	68,110			3,280	5.1%	128,684	136,033	7,349	5.7%
Insurance commissions	7,721	7,594	7,666	7,280	8,138	9,142			1,548	20.4%	15,315	17,281	1,965	12.8%
Insurance expenses	59,509	59,461	57,552	58,883	61,125	59,093			(367)	-0.6%	118,970	120,219	1,249	1.0%
Sales commissions:
Sales-based (1)	74,606	63,403	48,775	47,927	52,452	53,630			(9,773)	-15.4%	138,009	106,082	(31,927)	-23.1%
Asset-based (2)	53,366	50,876	51,549	51,047	54,276	55,085			4,209	8.3%	104,242	109,361	5,119	4.9%
Other sales commissions	5,952	5,484	5,592	4,187	4,147	4,907			(577)	-10.5%	11,436	9,054	(2,382)	-20.8%
Interest expense	6,853	6,814	6,802	6,768	6,690	6,686			(129)	-1.9%	13,667	13,376	(292)	-2.1%
Contract acquistion costs (4)	20,649	19,384	13,446	14,952	14,984	12,602			(6,782)	-35.0%	40,034	27,586	(12,448)	-31.1%
Other operating expenses	86,434	79,728	73,790	80,443	89,534	83,189			3,460	4.3%	166,162	172,723	6,561	3.9%
Goodwill impairment	—	—	60,000	—	—	—			—	#DIV/0!	—	—	—	#DIV/0!
Loss on extinguishment of debt	—	—	—	—	—	—			—	#DIV/0!	—	—	—	#DIV/0!
Total benefits and expenses	541,783	505,844	552,157	500,367	523,095	499,489			(6,355)	-1.3%	1,047,627	1,022,584	(25,043)	-2.4%
Income before income taxes	149,442	162,837	121,131	186,572	166,942	188,896			26,059	16.0%	312,280	355,838	43,558	13.9%
Income taxes	34,268	37,265	41,569	39,851	38,843	44,392			7,127	19.1%	71,533	83,235	11,702	16.4%
Net income	115,175	125,572	79,561	146,721	128,099	144,504			18,932	15.1%	240,747	272,603	31,856	13.2%
Net income attributable to noncontrolling interests	(2,654)	(2,384)	—	—	—	—			2,384	100.0%	(5,038)	—	5,038	100.0%
Net Income attributable to Primerica, Inc.	$117,829	$127,956	$79,561	$146,721	$128,099	$144,504			$16,548	12.9%	$245,785	$272,603	$26,818	10.9%

Income Before Income Taxes by Segment
Term Life	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115			$11,536	9.0%	$250,701	$270,655	$19,954	8.0%
Investment & Savings Products	67,038	63,017	59,222	56,612	56,107	59,583			(3,434)	-5.4%	130,056	115,691	(14,365)	-11.0%
Senior Health	(23,085)	(16,150)	(63,723)	4,285	(3,762)	(6,033)			10,117	62.6%	(39,235)	(9,795)	29,441	75.0%
Corporate & Other Distributed Products	(16,632)	(12,609)	(6,075)	(6,325)	(15,944)	(4,769)			7,840	62.2%	(29,241)	(20,713)	8,529	29.2%
Income before income taxes	$149,442	$162,837	$121,131	$186,572	$166,942	$188,896			$26,059	16.0%	$312,280	$355,838	$43,558	13.9%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.
(4)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire Senior Health product leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.

6 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297			$19,844	2.5%	$1,596,707	$1,636,177	$39,470	2.5%
Less: Premiums ceded to IPO Coinsurers	234,614	231,805	226,869	224,240	220,240	216,740			(15,065)	-6.5%	466,419	436,980	(29,439)	-6.3%
Term Life adjusted direct premiums	$558,640	$571,648	$577,717	$583,556	$592,640	$606,557			$34,909	6.1%	$1,130,288	$1,199,197	$68,909	6.1%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(398,446)	$(417,406)	$(403,416)	$(404,174)	$(404,044)	$(423,704)			$(6,298)	-1.5%	$(815,852)	$(827,747)	$(11,895)	-1.5%
Less: Premiums ceded to IPO Coinsurers	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)	(216,740)			15,065	6.5%	(466,419)	(436,980)	29,439	6.3%
Term Life other ceded premiums	$(163,832)	$(185,601)	$(176,548)	$(179,935)	$(183,804)	$(206,964)			$(21,363)	-11.5%	$(349,433)	$(390,767)	$(41,334)	-11.8%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$18,905	$21,284	$24,346	$28,530	$31,065	$32,398			$11,114	52.2%	$40,189	$63,462	$23,273	57.9%
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)			nm	nm	(3,353)	(1,179)	nm	nm
Adjusted net investment income	$21,004	$22,538	$24,414	$28,940	$31,392	$33,250			$10,712	47.5%	$43,542	$64,642	$21,100	48.5%

Reconciliation from Other Operating Expenses to Adjusted other operating expenses
Other operating expenses	$86,434	$79,728	$73,790	$80,443	$89,534	$83,189			$3,460	4.3%	$166,162	$172,723	$6,561	3.9%
Less: eTeleQuote transaction-related costs	900	(2,892)	—	—	—	—			nm	nm	(1,992)	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	256	3,328	—	—	—	—			nm	nm	3,584	—	nm	nm
Adjusted other operating expenses	$85,278	$79,292	$73,790	$80,443	$89,534	$83,189			$3,896	4.9%	$164,570	$172,723	$8,152	5.0%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$691,225	$668,681	$673,288	$686,940	$690,036	$688,385			$19,704	2.9%	$1,359,906	$1,378,422	$18,515	1.4%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)			nm	nm	(1,141)	(4,936)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)			nm	nm	(3,353)	(1,179)	nm	nm
Adjusted operating revenues	$692,573	$671,827	$676,056	$684,503	$694,972	$689,565			$17,737	2.6%	$1,364,401	$1,384,537	$20,136	1.5%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$149,442	$162,837	$121,131	$186,572	$166,942	$188,896			$26,059	16.0%	$312,280	$355,838	$43,558	13.9%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)			nm	nm	(1,141)	(4,936)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)			nm	nm	(3,353)	(1,179)	nm	nm
Less: eTeleQuote transaction-related costs	(900)	2,892	—	—	—	—			nm	nm	1,992	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—	—			nm	nm	(3,584)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—	—			nm	nm	(6,797)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—			nm	nm	—	—	nm	nm
Adjusted operating income before income taxes	$155,615	$169,548	$183,898	$184,136	$171,877	$190,076			$20,528	12.1%	$325,163	$361,953	$36,790	11.3%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$115,175	$125,572	$79,561	$146,721	$128,099	$144,504			$18,932	15.1%	$240,747	$272,603	$31,856	13.2%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)			nm	nm	(1,141)	(4,936)	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)			nm	nm	(3,353)	(1,179)	nm	nm
Less: e-TeleQuote transaction-related costs	(900)	2,892	—	—	—	—			nm	nm	1,992	—	nm	nm
Less: Equity comp for awards exchanged during acquisition	(256)	(3,328)	—	—	—	—			nm	nm	(3,584)	—	nm	nm
Less: Noncontrolling interest before income taxes	(3,668)	(3,129)	—	—	—	—			nm	nm	(6,797)	—	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—			nm	nm	—	—	nm	nm
Less: Tax impact of reconciling items	1,603	1,573	647	(520)	1,151	277			nm	nm	3,176	1,428	nm	nm
Adjusted net operating income	$119,744	$130,710	$141,682	$144,805	$131,883	$145,407			$14,696	11.2%	$250,454	$277,290	$26,836	10.7%

7 of 18

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Reconciliation from Senior Health Income Before Income Taxes to Senior Health Adjusted Operating Income Before Income Taxes
Income before income taxes	$(23,085)	$(16,150)	$(63,723)	$4,285	$(3,762)	$(6,033)			$10,117	62.6%	$(39,235)	$(9,795)	$29,441	75.0%
Less: e-TeleQuote transaction-related costs	(399)	(66)	—	—	—	—			nm	nm	nm	nm	nm	nm
Less: Noncontrolling interest	(3,668)	(3,129)	—	—	—	—			nm	nm	nm	nm	nm	nm
Less: Goodwill impairment	—	—	(60,000)	—	—	—			nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)	$(6,033)			$6,922	53.4%	$(31,973)	$(9,795)	$22,179	69.4%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(16,632)	$(12,609)	$(6,075)	$(6,325)	$(15,944)	$(4,769)			$7,840	62.2%	$(29,241)	$(20,713)	$8,529	29.2%
Less: Investment gains/(losses)	751	(1,892)	(2,699)	2,846	(4,608)	(328)			nm	nm	nm	nm	nm	nm
Less: MTM investment adjustments	(2,099)	(1,254)	(68)	(409)	(327)	(852)			nm	nm	nm	nm	nm	nm
Less: e-TeleQuote transaction-related costs	(501)	2,958	—	—	—	—			nm	nm	nm	nm	nm	nm
Less: Equity comp for awards exchanged during acquistion	(256)	(3,328)	—	—	—	—			nm	nm	nm	nm	nm	nm
Less: Loss on extinguishment of debt	—	—	—	—	—	—			nm	nm	nm	nm	nm	nm
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)	$(3,589)			$5,504	60.5%	$(23,621)	$(14,598)	$9,023	38.2%

8 of 18

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297			$19,844	2.5%	$1,596,707	$1,636,177	$39,470	2.5%
Premiums ceded to IPO coinsurers (1)	(234,614)	(231,805)	(226,869)	(224,240)	(220,240)	(216,740)			15,065	6.5%	(466,419)	(436,980)	29,439	6.3%
Adjusted direct premiums (2)	558,640	571,648	577,717	583,556	592,640	606,557			34,909	6.1%	1,130,288	1,199,197	68,909	6.1%
Other ceded premiums (3)	(163,832)	(185,601)	(176,548)	(179,935)	(183,804)	(206,964)			(21,363)	-11.5%	(349,433)	(390,767)	(41,334)	-11.8%
Net premiums	394,808	386,047	401,169	403,621	408,836	399,594			13,546	3.5%	780,855	808,430	27,575	3.5%
Other, net	12,175	12,374	13,419	12,352	12,233	12,280			(94)	-0.8%	24,549	24,513	(36)	-0.1%
Revenues	406,983	398,421	414,588	415,974	421,069	411,873			13,452	3.4%	805,404	832,942	27,538	3.4%

Benefits and expenses:
Benefits and claims	161,702	144,626	156,587	157,082	158,940	143,855			(771)	-0.5%	306,328	302,795	(3,534)	-1.2%
Future policy benefits remeasurement (gain)/loss	(907)	(136)	1,598	(1)	1,035	(1,312)			(1,176)	nm	(1,043)	(277)	766	73.5%
Amortization of DAC	62,000	63,169	64,262	65,444	66,068	66,004			2,835	4.5%	125,169	132,072	6,902	5.5%
Insurance commissions	3,793	3,854	3,964	3,724	4,590	5,496			1,641	42.6%	7,648	10,086	2,438	31.9%
Insurance expenses	58,272	58,329	56,471	57,723	59,896	57,717			(612)	-1.0%	116,601	117,613	1,011	0.9%
Benefits and expenses	284,861	269,842	282,881	283,973	290,529	271,759			1,917	0.7%	554,703	562,288	7,584	1.4%
Income before income taxes	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115			$11,536	9.0%	$250,701	$270,655	$19,954	8.0%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$448,657	$460,061	$465,354	$469,565	$477,227	$489,826			$29,766	6.5%	$908,718	$967,054	$58,336	6.4%
Pre-IPO direct premiums (5)	344,597	343,392	339,232	338,230	335,652	333,471			(9,921)	-2.9%	687,989	669,123	(18,866)	-2.7%
Total direct premiums	$793,254	$803,453	$804,586	$807,796	$812,880	$823,297			$19,844	2.5%	$1,596,707	$1,636,177	$39,470	2.5%

Premiums ceded to IPO coinsurers	$234,614	$231,805	$226,869	$224,240	$220,240	$216,740			$(15,065)	-6.5%	$466,419	$436,980	$(29,439)	-6.3%
% of Pre-IPO direct premiums	68.1%	67.5%	66.9%	66.3%	65.6%	65.0%			nm	nm	67.8%	65.3%	nm	nm

Benefits and claims, net (6)	$324,628	$330,090	$334,732	$337,017	$343,779	$349,506			$19,416	5.9%	$654,718	$693,285	$38,567	5.9%
% of adjusted direct premiums	58.1%	57.7%	57.9%	57.8%	58.0%	57.6%			nm	nm	57.9%	57.8%	nm	nm

DAC amortization & insurance commissions	$65,793	$67,023	$68,226	$69,168	$70,657	$71,500			$4,476	6.7%	$132,817	$142,157	$9,340	7.0%
% of adjusted direct premiums	11.8%	11.7%	11.8%	11.9%	11.9%	11.8%			nm	nm	11.8%	11.9%	nm	nm

Insurance expenses, net (7)	$46,097	$45,955	$43,052	$45,371	$47,663	$45,437			$(518)	-1.1%	$92,053	$93,100	$1,047	1.1%
% of adjusted direct premiums	8.3%	8.0%	7.5%	7.8%	8.0%	7.5%			nm	nm	8.1%	7.8%	nm	nm

Total Term Life income before income taxes	$122,122	$128,579	$131,707	$132,001	$130,540	$140,115			$11,536	9.0%	$250,701	$270,655	$19,954	8.0%
Term Life operating margin (8)	21.9%	22.5%	22.8%	22.6%	22.0%	23.1%			nm	nm	22.2%	22.6%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely YRT.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 18

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	129,515	130,206	132,149	134,313	135,208	136,430			6,224	4.8%	129,515	135,208	5,693	4.4%
New life-licensed representatives	9,983	11,529	12,518	11,117	11,118	12,638			1,109	9.6%	21,512	23,756	2,244	10.4%
Non-renewal and terminated representatives	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)	(11,262)			(1,676)	-17.5%	(18,878)	(21,158)	(2,280)	-12.1%
Life-insurance licensed sales force, end of period	130,206	132,149	134,313	135,208	136,430	137,806			5,657	4.3%	132,149	137,806	5,657	4.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$65.5	$72.3	$68.0	$66.0	$70.7	$82.0			$9.6	13.3%	$137.8	$152.7	$14.9	10.8%
Additions and increases in premium	18.4	20.6	19.5	18.2	18.2	19.7			(0.9)	-4.5%	39.0	37.9	(1.1)	-2.8%
Total estimated annualized issued term life premium	$83.8	$92.9	$87.5	$84.2	$88.9	$101.7			$8.7	9.4%	$176.8	$190.6	$13.8	7.8%

Issued term life policies	71,324	76,946	71,104	72,544	84,561	96,953			20,007	26.0%	148,270	181,514	33,244	22.4%
Estimated average annualized issued term life premium per policy (1)(2)	$918	$940	$957	$910	$836	$846			$(95)	-10.1%	$929	$841	$(88)	-9.5%
Adjusted issued term life policies (3)	$83,050	$89,316	$81,372	$79,282	$84,561	$96,953			$7,637	8.6%	$172,366	$181,514	$9,148	5.3%
Adjusted estimated average annualized issued term life premium per policy (1)(2)	$788	$810	$836	$833	$836	$846			$36	4.4%	$799	$841	$42	5.2%

Term life face amount in-force, beginning of period ($mills)	$903,404	$909,632	$914,438	$912,785	$916,808	$922,845			$13,213	1.5%	$903,404	$916,808	$13,404	1.5%
Issued term life face amount (4)	24,773	27,651	26,049	25,349	28,124	32,203			4,552	16.5%	52,423	60,327	7,904	15.1%
Terminated term life face amount	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)	(22,583)			(3,285)	-17.0%	(39,085)	(44,793)	(5,709)	-14.6%
Foreign currency impact, net	1,242	(3,547)	(6,669)	1,450	124	2,401			5,948	nm	(2,305)	2,525	4,830	nm
Term life face amount in-force, end of period	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867			$20,429	2.2%	$914,438	$934,867	$20,429	2.2%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Provided for comparability of year-over-year results of term life issued policies and reflects the estimated number of policies issued after adjusting for a consistent basis of insured lives per policy following the Q4 2022 new product launch
(4)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 18

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$103,242	$88,701	$67,962	$66,473	$72,388	$74,958			$(13,743)	-15.5%	$191,942	$147,346	$(44,596)	-23.2%
Asset-based	113,112	108,101	107,483	105,357	111,904	113,335			5,234	4.8%	221,213	225,239	4,027	1.8%
Account-based	21,541	22,592	22,910	23,348	22,790	23,095			503	2.2%	44,134	45,886	1,752	4.0%
Other, net	3,144	3,022	3,342	3,102	3,120	3,121			99	3.3%	6,166	6,240	75	1.2%
Revenues	241,039	222,416	201,697	198,280	210,202	214,509			(7,907)	-3.6%	463,455	424,712	(38,743)	-8.4%

Benefits and expenses:
Amortization of DAC	1,446	1,421	1,378	1,336	1,493	1,409			(12)	-0.9%	2,867	2,901	34	1.2%
Insurance commissions	3,646	3,450	3,419	3,320	3,308	3,273			(176)	-5.1%	7,096	6,581	(514)	-7.2%
Sales commissions:
Sales-based	74,606	63,403	48,775	47,927	52,452	53,630			(9,773)	-15.4%	138,009	106,082	(31,927)	-23.1%
Asset-based	53,366	50,876	51,549	51,047	54,276	55,085			4,209	8.3%	104,242	109,361	5,119	4.9%
Other operating expenses	40,936	40,249	37,355	38,038	42,567	41,529			1,280	3.2%	81,185	84,095	2,911	3.6%
Benefits and expenses	174,001	159,398	142,476	141,669	154,095	154,926			(4,472)	-2.8%	333,399	309,021	(24,378)	-7.3%
Income before income taxes	$67,038	$63,017	$59,222	$56,612	$56,107	$59,583			$(3,434)	-5.4%	$130,056	$115,691	$(14,365)	-11.0%

Financial Analysis

Fees paid based on client asset values (1)	$8,037	$7,917	$7,980	$8,004	$8,034	$8,142			$225	2.8%	$15,954	$16,176	$222	1.4%
Fees paid based on fee-generating positions (2)	10,948	9,974	9,486	9,665	11,528	10,216			242	2.4%	20,922	21,744	822	3.9%
Other operating expenses	21,951	22,358	19,889	20,369	23,005	23,171			813	3.6%	44,309	46,176	1,867	4.2%
Total other operating expenses	$40,936	$40,249	$37,355	$38,038	$42,567	$41,529			$1,280	3.2%	$81,185	$84,095	$2,911	3.6%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.20%	1.27%	1.23%	1.21%	1.21%	1.21%			nm	nm	1.23%	1.21%	nm	nm
Canada	1.00%	0.78%	0.32%	0.31%	0.33%	0.37%			nm	nm	0.92%	0.34%	nm	nm
Total	1.16%	1.21%	1.17%	1.15%	1.13%	1.16%			nm	nm	1.18%	1.15%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.039%	0.040%	0.042%	0.040%	0.042%	0.041%			nm	nm	0.078%	0.084%	nm	nm
Canada	0.108%	0.106%	0.105%	0.103%	0.102%	0.104%			nm	nm	0.214%	0.206%	nm	nm
Total	0.049%	0.051%	0.052%	0.050%	0.052%	0.051%			nm	nm	0.100%	0.103%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$3.48	$4.08	$4.31	$4.37	$3.58	$4.07			nm	nm	$7.57	$7.65	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

11 of 18

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,298.6	$1,151.4	$931.8	$883.8	$971.7	$998.5			$(153.0)	-13.3%	$2,450.0	$1,970.2	$(479.8)	-19.6%
Canada Retail Mutual Funds	437.6	250.6	112.2	112.0	149.8	106.2			(144.4)	-57.6%	688.3	256.0	(432.3)	-62.8%
Indexed Annuities	57.5	70.2	55.8	69.2	80.7	89.3			19.2	27.3%	127.6	170.0	42.4	33.2%
Variable Annuities and other	668.4	617.3	542.5	548.0	556.4	649.1			31.8	5.2%	1,285.7	1,205.5	(80.2)	-6.2%
Total sales-based revenue generating product sales	2,462.1	2,089.5	1,642.3	1,612.9	1,758.6	1,843.1			(246.4)	-11.8%	4,551.6	3,601.7	(949.9)	-20.9%
Managed Accounts	453.7	451.3	319.6	288.1	306.1	317.0			(134.3)	-29.8%	905.0	623.1	(281.9)	-31.1%
Canada Retail Mutual Funds - no upfront sales comm	82.2	97.5	157.9	156.6	183.4	193.6			96.1	98.5%	179.8	377.0	197.2	109.7%
Segregated Funds	67.3	51.3	41.6	35.0	51.9	27.9			(23.4)	-45.6%	118.6	79.8	(38.8)	-32.7%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6			$(308.0)	-11.5%	$5,755.0	$4,681.6	$(1,073.4)	-18.7%

Total Canada Retail Mutual Funds	$519.9	$348.1	$270.2	$268.6	$333.2	$299.8			$(48.3)	-13.9%	$868.0	$633.0	$(235.1)	-27.1%
Segregated Funds	67.3	51.3	41.6	35.0	51.9	27.9			(23.4)	-45.6%	118.6	79.8	(38.8)	-32.7%
Total Canada product sales	587.1	399.4	311.8	303.5	385.0	327.7			(71.7)	-18.0%	986.6	712.8	(273.8)	-27.8%
Total U.S. product sales	2,478.2	2,290.1	1,849.7	1,789.0	1,914.9	2,053.9			(236.2)	-10.3%	4,768.4	3,968.8	(799.6)	-16.8%
Total product sales	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6			$(308.0)	-11.5%	$5,755.0	$4,681.6	$(1,073.4)	-18.7%

Client asset values, beginning of period ($mills)	$97,312	$93,708	$82,291	$78,737	$83,949	$87,621			$(6,087)	-6.5%	$97,312	$83,949	$(13,363)	-13.7%
Inflows	3,065	2,690	2,161	2,093	2,300	2,382			(308)	-11.5%	5,755	4,682	(1,073)	-18.7%
Outflows (1)	(1,900)	(1,797)	(1,447)	(1,444)	(1,658)	(1,839)			(42)	-2.4%	(3,697)	(3,497)	199	5.4%
Net flows	1,166	893	714	649	642	542			(350)	-39.2%	2,058	1,184	(874)	-42.5%
Foreign currency impact, net	171	(474)	(802)	174	16	315			789	nm	(303)	330	633	nm
Change in market value, net and other (2)	(4,941)	(11,836)	(3,466)	4,388	3,014	3,168			15,003	126.8%	(16,777)	6,182	22,958	136.8%
Client asset values, end of period	$93,708	$82,291	$78,737	$83,949	$87,621	$91,646			$9,355	11.4%	$82,291	$91,646	$9,355	11.4%
Annualized net flows as % of beginning of period asset values	4.8%	3.8%	3.5%	3.3%	3.1%	2.5%			-1.3%	nm	4.2%	2.8%	-1.4%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$46,429	$42,870	$40,331	$40,402	$42,096	$43,225			$356	0.8%	$44,650	$42,661	$(1,989)	-4.5%
Canada Retail Mutual Funds	12,119	11,539	10,840	10,759	11,345	11,567			28	0.2%	11,829	11,456	(373)	-3.1%
Managed Accounts	7,077	6,960	6,817	6,949	7,338	7,613			653	9.4%	7,018	7,475	457	6.5%
Indexed Annuities	2,650	2,677	2,696	2,710	2,729	2,760			83	3.1%	2,664	2,745	81	3.0%
Variable Annuities and other	23,218	21,431	20,269	20,137	20,744	21,323			(108)	-0.5%	22,324	21,034	(1,291)	-5.8%
Segregated Funds	2,710	2,517	2,368	2,299	2,329	2,324			(194)	-7.7%	2,614	2,326	(288)	-11.0%
Total	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813			$819	0.9%	$91,098	$87,697	$(3,401)	-3.7%

Canada Retail Mutual Funds	$12,119	$11,539	$10,840	$10,759	$11,345	$11,567			$28	0.2%	$11,829	$11,456	$(373)	-3.1%
Segregated Funds	2,710	2,517	2,368	2,299	2,329	2,324			(194)	-7.7%	2,614	2,326	(288)	-11.0%
Total Canada average client assets	14,829	14,056	13,208	13,058	13,674	13,891			(165)	-1.2%	14,443	13,782	(660)	-4.6%
Total U.S. average client assets	79,374	73,938	70,112	70,198	72,907	74,922			984	1.3%	76,656	73,915	(2,741)	-3.6%
Total average client assets	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813			$819	0.9%	$91,098	$87,697	$(3,401)	-3.7%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,243	2,277	2,295	2,309	2,316	2,331			54	2.4%	2,260	2,324	63	2.8%
Recordkeeping only	797	812	820	825	829	834			22	2.7%	805	832	27	3.4%
Total	3,040	3,089	3,115	3,134	3,145	3,165			76	2.5%	3,065	3,155	91	3.0%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 18

Senior Health - Financial Results, Financial Analysis Key Statistics	PRIMERICA, INC. Financial Supplement

YOY Q2	YOY YTD
(Dollars in thousands, except as noted)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Senior Health Income Before Income Taxes
Revenues:
Commissions and fees (1)	$1,278	$9,343	$14,601	$22,198	$15,755	$11,371	$2,028	21.7%	$10,621	$27,125	$16,504	nm
Other, net (2)	4,553	2,471	2,583	5,655	2,955	3,519	1,047	42.4%	7,024	6,474	(550)	-7.8%
Revenues	5,831	11,814	17,183	27,853	18,710	14,889	3,075	26.0%	17,645	33,599	15,954	90.4%

Benefits and expenses:
Contract acquisition costs (3)	20,649	19,384	13,446	14,952	14,984	12,602	(6,782)	-35.0%	40,034	27,586	(12,448)	-31.1%
Adjusted other operating expenses	7,868	8,514	7,461	8,617	7,488	8,320	(193)	-2.3%	16,381	15,808	(573)	-3.5%
Adjusted operating benefits and expenses	28,517	27,898	20,907	23,568	22,471	20,922	(6,976)	-25.0%	56,415	43,394	(13,021)	-23.1%

Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$(6,033)	$10,051	62.5%	$(38,770)	$(9,795)	$28,975	74.7%
Non-controlling interest before income taxes	(3,668)	(3,129)	—	—	—	—	3,129	100.0%	(6,797)	—	6,797	100.0%
Adjusted operating income before income taxes attributable to Primerica, Inc.	$(19,018)	$(12,955)	$(3,723)	$4,285	$(3,762)	$(6,033)	$6,922	53.4%	$(31,973)	$(9,795)	$22,179	69.4%

Senior Health EBITDA
Adjusted operating income before income taxes including NCI	$(22,686)	$(16,084)	$(3,723)	$4,285	$(3,762)	$(6,033)	$10,051	62.5%	$(38,770)	$(9,795)	$28,975	74.7%
Less: Amortization of intangibles	(2,600)	(2,800)	(2,800)	(2,800)	(2,800)	(2,800)	—	nm	(5,400)	(5,600)	(200)	-3.7%
Less: Depreciation	(245)	(226)	(221)	(211)	(200)	(160)	65	29.0%	(471)	(360)	110	23.4%
Adjusted EBITDA (Including non-controlling interest) (4)	$(19,841)	$(13,058)	$(703)	$7,297	$(762)	$(3,073)	$9,985	76.5%	$(32,899)	$(3,834)	$29,065	88.3%

Financial Analysis and Key Statistics
Senior Health submitted policies (5)	26,231	19,652	16,095	23,060	19,826	13,885	(5,767)	-29.3%	45,883	33,711	(12,172)	-26.5%
Senior Health approved policies (6)	23,594	17,925	14,862	20,705	18,413	12,915	(5,010)	-27.9%	41,519	31,328	(10,191)	-24.5%

Primerica representatives Senior Health certified (7)	42,147	60,412	83,280	93,348	94,623	94,335	33,923	56.2%	60,412	94,335	33,923	56.2%
Senior Health submitted policies sourced by Primerica representatives	988	831	1,016	5,666	2,073	1,707	876	105.4%	1,819	3,780	1,961	107.8%

LTV per approved policy (8)	$862	$820	$868	$888	$856	$880	$60	7.3%	$844	$866	$22	2.6%
CAC per approved policy (8)	$875	$1,081	$905	$722	$814	$976	$(106)	-9.8%	$964	$881	$(84)	-8.7%
LTV / CAC multiple	1.0	x	0.8	x	1.0	x	1.2	x	1.1	x	0.9	x	0.1	x	nm	0.9	x	1.0	x	0.1	x	nm

(1)
Commission revenue recognized based on the estimated Lifetime value (LTV) to be collected over the estimated life of an approved policy for the relevant period based on multiple factors, including but not limited to contracted commission rates, carrier mix, expected policy turnover, historical chargeback activity and applied constraints. Adjustments to revenue outside of LTV for approved policies from prior periods are recognized when our cash collections are different, or are expected to be, from the estimated constrained LTV’s which we refer to as tail revenue.
(2)
Primarily reflects marketing development revenues, which are non-commission revenues received from carriers to support marketing efforts and lead acquisition.
(3)
Contract acquisition costs (CAC) - Includes direct marketing costs incurred to acquire leads through internal and external sources, including commissions paid to Primerica representatives, as well as ETQ agent compensation, training and licensing costs.
(4)
Adjusted EBITDA - Earnings before interest, taxes, depreciation, amortization and certain adjustments for non-cash or non-recurring expenses including purchase accounting adjustments.
(5)
Senior Health submitted policies - represents the number of completed applications that, with respect to each such application, the applicant has authorized us to submit to the health insurance carrier. The applicant may need to take additional actions, including providing subsequent information before the application is reviewed by the health insurance carrier.
(6)
Senior Health approved policies - represent an estimate of submitted policies approved by health insurance carriers during the indicated period. Not all approved policies will go in force.
(7)
A Primerica independent contractor sales representative does not need to be life-insurance licensed in order to obtain a Primerica Senior Health certification.
(8)
In whole dollars.

13 of 18

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change	YTD 2022	YTD 2023	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$5,412	$5,441	$5,494	$4,685	$4,993	$4,999			$(442)	-8.1%	$10,853	$9,991	$(861)	-7.9%
Ceded premiums	(1,439)	(1,642)	(1,454)	(1,914)	(1,304)	(1,562)			80	4.9%	(3,082)	(2,866)	216	7.0%
Net premiums	3,973	3,799	4,040	2,772	3,689	3,436			(362)	-9.5%	7,771	7,125	(646)	-8.3%
Adjusted net investment income	21,004	22,538	24,414	28,940	31,392	33,250			10,712	47.5%	43,542	64,641	21,100	48.5%
Commissions and fees:
Prepaid Legal Services	4,287	4,664	5,672	3,821	3,991	4,421			(243)	-5.2%	8,951	8,412	(539)	-6.0%
Auto and Homeowners Insurance	1,591	2,056	2,647	1,994	1,831	2,349			293	14.3%	3,647	4,180	533	14.6%
Mortgage loans	4,818	3,128	2,103	1,656	1,211	1,775			(1,353)	-43.2%	7,946	2,987	(4,959)	-62.4%
Other sales commissions	1,932	2,103	2,090	1,872	1,676	1,826			(277)	-13.2%	4,034	3,502	(532)	-13.2%
Other, net	1,117	889	1,621	1,341	1,200	1,236			347	39.1%	2,006	2,436	431	21.5%
Adjusted operating revenues	38,721	39,176	42,587	42,396	44,990	48,293			9,117	23.3%	77,897	93,283	15,386	19.8%

Benefits and expenses:
Benefits and claims	1,881	3,743	2,809	3,972	4,327	5,057			1,314	35.1%	5,624	9,384	3,759	66.8%
Future policy benefits remeasurement (gain)/loss	162	36	(84)	958	(477)	(554)			(590)	nm	198	(1,031)	(1,229)	nm
Amortization of DAC	407	240	438	87	362	697			457	nm	648	1,060	412	63.6%
Insurance commissions	282	290	283	237	241	373			83	28.4%	572	614	42	7.3%
Insurance expenses	1,237	1,132	1,081	1,160	1,229	1,377			245	21.7%	2,368	2,606	238	10.0%
Sales commissions	5,952	5,484	5,592	4,187	4,147	4,907			(577)	-10.5%	11,436	9,054	(2,382)	-20.8%
Interest expense	6,853	6,814	6,802	6,768	6,690	6,686			(129)	-1.9%	13,667	13,376	(292)	-2.1%
Adjusted other operating expenses	36,475	30,530	28,974	33,788	39,480	33,340			2,810	9.2%	67,004	72,820	5,815	8.7%
Adjusted benefits and expenses	53,248	48,270	45,894	51,158	55,999	51,882			3,613	7.5%	101,518	107,881	6,363	6.3%
Adjusted operating income before income taxes	$(14,527)	$(9,094)	$(3,307)	$(8,762)	$(11,008)	$(3,589)			$5,504	60.5%	$(23,621)	$(14,598)	$9,023	38.2%

14 of 18

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2023
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$583,161	$583,161	$-	18.4%	16.8%

Fixed Income:
Treasury	19,162	19,893	(731)	0.6%	0.6%	2.62%	AAA
Government	232,220	254,859	(22,639)	7.3%	7.4%	3.07%	AA-
Tax-Exempt Municipal	33,285	36,777	(3,493)	1.0%	1.1%	2.69%	AA
Corporate	1,276,784	1,408,086	(131,302)	40.2%	40.6%	3.69%	BBB+
Mortgage Backed	415,498	486,809	(71,311)	13.1%	14.1%	3.01%	AAA
Asset Backed	179,067	194,087	(15,021)	5.6%	5.6%	4.12%	A+
Cmbs	118,124	135,788	(17,664)	3.7%	3.9%	3.50%	AA-
Private	281,669	306,898	(25,229)	8.9%	8.9%	4.71%	BBB+
Redeemable Preferred	3,882	4,248	(367)	0.1%	0.1%	5.33%	BBB-
Total Fixed Income	2,559,690	2,847,445	(287,756)	80.6%	82.2%	3.63%	A

Equities and Other:
Perpetual Preferred	8,585	8,585	-	0.3%	0.2%
Common Stock	18,772	18,772	0	0.6%	0.5%
Mutual Fund	6,245	6,245	-	0.2%	0.2%
Total Equities	33,601	33,601	0	1.1%	1.0%

Total Invested Assets	$3,176,452	$3,464,207	$(287,756)	100.0%	100.0%

Public Corporate Portfolio by Sector

Insurance	$155,868	$175,918	$(20,051)	12.2%	12.5%
Energy	144,532	156,761	(12,229)	11.3%	11.1%
Consumer Non Cyclical	127,556	142,661	(15,106)	10.0%	10.1%
Banking	113,484	118,009	(4,525)	8.9%	8.4%
Reits	112,547	130,813	(18,267)	8.8%	9.3%
Consumer Cyclical	106,721	117,131	(10,409)	8.4%	8.3%
Technology	93,582	100,814	(7,232)	7.3%	7.2%
Capital Goods	74,083	79,544	(5,462)	5.8%	5.6%
Basic Industry	63,549	71,108	(7,560)	5.0%	5.0%
Electric	57,986	63,588	(5,602)	4.5%	4.5%
Finance Companies	54,799	61,667	(6,869)	4.3%	4.4%
Transportation	53,045	57,641	(4,596)	4.2%	4.1%
Communications	48,041	51,975	(3,934)	3.8%	3.7%
Brokerage	42,724	48,420	(5,696)	3.3%	3.4%
Financial Other	8,570	9,588	(1,018)	0.7%	0.7%
Natural Gas	7,288	7,813	(525)	0.6%	0.6%
Industrial Other	5,934	6,920	(985)	0.5%	0.5%
Utility Other	4,613	5,389	(775)	0.4%	0.4%
Owned No Guarantee	1,862	2,325	(463)	0.1%	0.2%
Total Corporate portfolio	$1,276,784	$1,408,086	$(131,302)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$191,811	$194,913	$(3,102)	7.5%	6.8%	3.78%
1-2 Yrs.	240,051	249,402	(9,350)	9.4%	8.8%	3.69%
2-5 Yrs.	755,693	816,578	(60,885)	29.5%	28.7%	3.74%
5-10 Yrs.	1,093,928	1,259,836	(165,908)	42.7%	44.2%	3.47%
> 10 Yrs.	278,206	326,716	(48,510)	10.9%	11.5%	3.83%
Total Fixed Income	$2,559,690	$2,847,445	$(287,756)	100.0%	100.0%	3.63%

Duration

Fixed Income portfolio duration	4.7	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 18

Investment Portfolio - Quality Ratings As of June 30, 2023	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$590,359	20.7%
AA	325,732	11.4%
A	706,034	24.8%
BBB	1,163,384	40.9%
Below Investment Grade	57,736	2.0%
NA	4,201	0.1%
Total Fixed Income	$2,847,445	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$10,169	0.7%	AAA	$-	—
AA	66,906	4.8%	AA	9,189	3.0%
A	361,574	25.7%	A	72,421	23.6%
BBB	917,306	65.1%	BBB	223,562	72.8%
Below Investment Grade	51,955	3.7%	Below Investment Grade	1,726	0.6%
NA	176	0.0%	NA	-	—
Total Corporate	$1,408,086	100.0%	Total Private	$306,898	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$60,324	44.4%	AAA	$437,676	89.9%
AA	8,895	6.6%	AA	48,921	10.0%
A	66,570	49.0%	A	126	0.0%
BBB	-	—	BBB	-	—
Below Investment Grade	-	—	Below Investment Grade	64	0.0%
NA	-	—	NA	22	0.0%
Total CMBS	$135,788	100.0%	Total Mortgage-Backed	$486,809	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$36,015	18.6%	AAA	$45,486	16.6%
AA	15,357	7.9%	AA	148,407	54.0%
A	129,723	66.8%	A	68,638	25.0%
BBB	6,138	3.2%	BBB	11,081	4.0%
Below Investment Grade	2,850	1.5%	Below Investment Grade	1,140	0.4%
NA	4,004	2.1%	NA	0	0.0%
Total Asset-Backed	$194,087	100.0%	Total Treasury & Government	$274,752	100.0%

NAIC Designations

1	$1,377,017	55.0%
2	1,056,881	42.2%
3	59,590	2.4%
4	7,752	0.3%
5	691	0.0%
6	0	0.0%
U.S. Insurer Fixed Income (2)	2,501,931	100.0%
Other (3)	379,115
Cash and cash equivalents	583,161
Total Invested Assets	$3,464,207

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

16 of 18

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q2
(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$20,889	$22,414	$23,067	$24,605	$25,806	$26,357			$3,943	17.6%
Fixed-maturity securities (held-to-maturity)	15,515	15,815	16,283	16,309	16,435	16,608			793	5.0%
Equity Securities	387	371	373	377	380	380			9	2.4%
Deposit asset underlying 10% reinsurance treaty	589	485	557	2,134	2,377	2,488			2,003	nm
Deposit asset - Mark to Market	(2,099)	(1,254)	(68)	(409)	(327)	(852)			402	32.1%
Policy loans and other invested assets	102	58	436	450	(72)	352			294	nm
Cash & cash equivalents	125	498	1,714	3,605	5,128	5,840			5,342	nm
Total investment income	35,508	38,387	42,362	47,072	49,727	51,172			12,785	33.3%
Investment expenses	1,088	1,288	1,733	2,233	2,227	2,167			879	68.2%
Interest Expense on Surplus Note	15,515	15,815	16,283	16,309	16,435	16,608			793	5.0%
Net investment income	$18,905	$21,284	$24,346	$28,530	$31,065	$32,397			$11,113	52.2%
Fixed income book yield, end of period	3.18%	3.25%	3.34%	3.44%	3.57%	3.63%
New money yield	3.37%	4.21%	3.93%	5.41%	5.57%	5.46%

									YOY Q2
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	21.0%	22.0%	21.5%	21.6%	20.8%	20.7%			-1.3%
AA	11.2%	11.2%	11.1%	11.5%	11.3%	11.4%			0.2%
A	23.7%	23.0%	23.0%	24.6%	25.0%	24.8%			1.8%
BBB	39.8%	39.6%	40.1%	39.9%	40.5%	40.9%			1.2%
Below Investment Grade	3.1%	2.8%	2.7%	2.4%	2.2%	2.0%			-0.8%
NA	1.2%	1.3%	1.5%	0.0%	0.2%	0.1%			-1.1%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—

	A	A	A	A	A	A

		As of June 30, 2023				As of June 30, 2023			As of June 30, 2023
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$19,657	$20,984	AAA	Canada	$83,898	$93,452	AAA	$2,015	$2,114
2	Province of Alberta Canada	15,151	16,179	A+	United Kingdom	24,731	25,270	AA	—	—
3	Province of Quebec Canada	14,988	15,584	AA-	Australia	18,201	19,500	A	7,795	9,475
4	Province of Ontario Canada	14,317	14,847	A+	Mexico	6,535	7,690	BBB	9,642	10,631
5	Bank of America Corp	12,963	13,295	A-	France	6,116	6,395	Below Investment Grade	641	1,140
6	Ontario Teachers' Pension Plan	12,774	14,429	AA+	Bermuda	5,921	6,237	NA	—	—
7	Wells Fargo & Co	11,309	11,395	BBB+	Netherlands	5,407	5,474	Total	$20,093	$23,360
8	Manulife Financial Corp	10,779	11,686	A	Japan	5,294	5,450
9	Morgan Stanley	10,357	10,765	BBB+	Luxembourg	4,579	4,700
10	TC Energy Corp	10,272	11,677	BBB+	Ireland	4,397	4,416	Non-Government Investments (1)
11	Province of Saskatchewan Canada	9,900	10,236	AA	Malta	4,360	4,527
12	Goldman Sachs Group Inc.	9,482	9,811	BBB+	Israel	3,528	3,559	AAA	$5,413	$5,461
13	ConocoPhillips	9,351	10,702	A	Cayman Islands	3,512	3,534	AA	5,270	5,314
14	Enbridge Inc	9,164	9,959	BBB+	Brazil	2,423	2,616	A	46,409	49,325
15	Walmart Inc	8,464	8,610	AA	Supranational	2,015	2,114	BBB	137,634	147,984
16	Fairfax Financial Holdings Ltd	8,319	9,788	BBB	Emerging Markets (2)	10,334	12,068	Below Investment Grade	3,947	4,092
17	Province of Newfoundland and Labrador	8,305	9,120	AA	All Other	29,099	30,116	NA	1,582	1,582
18	Brookfield Corp	8,180	8,573	A-	Total	$220,348	$237,119	Total	$200,255	$213,758
19	Province of New Brunswick Canada	8,128	8,462	AA
20	Kemper Corp	8,092	9,093	BBB
21	Province of British Columbia Canada	8,055	8,528	AA
22	Intact Financial Corp	7,944	7,878	A+
23	Enterprise Products Partners	7,914	7,562	A-
24	City of Toronto Canada	7,851	8,162	AA
25	Western & Southern Mutual Holdings	7,734	9,426	AA
	Total	$259,451	$276,753

	% of total fixed income portfolio	8.2%	8.0%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

17 of 18

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2018	2019	2020	2021	2022	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023

Recruits	290,886	282,207	400,345	349,374	359,735	84,707	70,215	127,788	77,025	93,540	86,124

Life-insurance licensed sales force, beginning of period	126,121	130,736	130,522	134,907	129,515	129,515	130,206	132,149	134,313	135,208	136,430
New life-licensed representatives	48,041	44,739	48,106	39,622	45,147	9,983	11,529	12,518	11,117	11,118	12,638
Non-renewal and terminated representatives	(43,426)	(44,953)	(43,721)	(45,014)	(39,454)	(9,292)	(9,586)	(10,354)	(10,222)	(9,896)	(11,262)
Life-insurance licensed sales force, end of period	130,736	130,522	134,907	129,515	135,208	130,206	132,149	134,313	135,208	136,430	137,806

Issued term life policies	301,589	287,809	352,868	323,855	291,918	71,324	76,946	71,104	72,544	84,561	96,953

Issued term life face amount	$95,209	$93,994	$109,436	$108,521	$103,822	$24,773	$27,651	$26,049	$25,349	$28,124	$32,203

Term life face amount in force, beginning of period	$763,831	$781,041	$808,262	$858,818	$903,404	$903,404	$909,632	$914,438	$912,785	$916,808	$922,845
Issued term life face amount	95,209	93,994	109,436	108,521	103,822	24,773	27,651	26,049	25,349	28,124	32,203
Terminated term life face amount	(70,291)	(71,519)	(60,848)	(64,798)	(82,894)	(19,787)	(19,298)	(21,033)	(22,776)	(22,210)	(22,583)
Foreign currency impact, net	(7,708)	4,746	1,968	862	(7,524)	1,242	(3,547)	(6,669)	1,450	124	2,401
Term life face amount in force, end of period	$781,041	$808,262	$858,818	$903,404	$916,808	$909,632	$914,438	$912,785	$916,808	$922,845	$934,867

Estimated annualized issued term life premium
Premium from new policies	$250.8	$244.8	$303.6	$297.2	$271.9	$65.5	$72.3	$68.0	$66.0	$70.7	$82.0
Additions and increases in premium	55.2	60.2	68.9	77.0	76.7	18.4	20.6	19.5	18.2	18.2	19.7
Total estimated annualized issued term life premium	$306.0	$305.0	$372.5	$374.2	$348.5	$83.8	$92.9	$87.5	$84.2	$88.9	$101.7

Investment & Savings product sales	$7,040.1	$7,533.2	$7,842.5	$11,703.2	$10,009.0	$3,065.4	$2,689.6	$2,161.5	$2,092.5	$2,300.0	$2,381.6

Investment & Savings average client asset values	$61,842	$65,029	$69,709	$89,993	$87,193	$94,203	$87,994	$83,320	$83,256	$86,581	$88,813

Closed U.S. Mortgage Volume (brokered)	$—	$31.1	$442.5	$1,229.2	$567.2	$235.9	$152.7	$99.8	$78.9	$55.6	$82.2

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